As filed with the Securities and Exchange Commission on April 29, 2003.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 29, 2003


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


         Florida                      1-13666                  59-3305930
(State or other jurisdiction    (Commission file number)     (IRS employer
    of incorporation)                                      identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



                Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
           (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On April 29, 2003, the Company issued a news release entitled "Darden Restaurants Reports April Same-Restaurant Sales Results," a copy of which is being filed herewith as
                  Exhibit 99.




Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                      Exhibit Number
                      (by reference to
                      Item 601 of
                      Regulation S-K)     Description

                           99 Press Release dated April 29, 2003 entitled "Darden Restaurants Reports April Same-Restaurant Sales Results."

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 29, 2003                  DARDEN RESTAURANTS, INC.



                                   By:  /s/ Paula J. Shives
                                        -----------------------------------
                                        Paula J. Shives
                                        Senior Vice President
                                        General Counsel and Secretary

                                INDEX TO EXHIBITS


Exhibit Number     Description of Exhibit


   99 Press Release dated April 29, 2003, entitled "Darden Restaurants Reports April Same-Restaurant Sales Results."

                                                                      EXHIBIT 99
DARDEN RESTAURANTS
Red Lobster(R)Olive Garden(R)Bahama Breeze(R)Smokey Bones(R)
www.darden.com
                                                           NEWS/INFORMATION
                                                            Corporate Relations
                                                            P.O. Box 593330
                                                            Orlando, FL  32859
                                        Contacts:
                                        (Analysts) Matthew Stroud (407) 245-6458
                                        (Media)    Jim DeSimone   (407) 245-4567
FOR RELEASE
April 29, 2003
4:30 PM EDT
                        DARDEN RESTAURANTS REPORTS APRIL
                          SAME-RESTAURANT SALES RESULTS

     ORLANDO, FL - Darden Restaurants, Inc., (NYSE: DRI) today reported same-restaurant sales results for the four-week April fiscal month ended April 27, 2003. This period is the second month of Darden's fiscal 2003 fourth quarter.
     Same-restaurant sales at Red Lobster were up 0% to 1% for fiscal April, which reflected a 2% to 3% increase in check average and a 2% to 3% decrease in guest counts. The check average increase was a result of a 1% to 2% increase in pricing and a 1% to 2% increase from menu mix changes. Last year, Red Lobster had a 4% to 5% increase in same-restaurant sales during fiscal April.
     Same-restaurant sales at Olive Garden were down 0% to 1% for fiscal April, which reflected a 3% to 4% increase in check average and a 4% to 5% decline in guest counts. The check average increase was a result of a 2% to 3% increase in pricing and a 0% to 1% increase from menu mix changes. Last year, Olive Garden had a 9% to 10% increase in same-restaurant sales during fiscal April.
     "We expected stronger same-restaurant sales in April," said Linda Dimopoulos, the Company's Chief Financial Officer. "As a result of the April softness, we now anticipate combined same-restaurant sales for the full fiscal year to be between 2% to 3%. This is below our prior expectations and our long-term 3% to 5% goal. We now expect that diluted EPS for the full fiscal year will be between $1.29 and $1.32."
     Darden Restaurants, Inc., headquartered in Orlando, FL, owns and operates over 1,250 Red Lobster, Olive Garden, Bahama Breeze and Smokey Bones restaurants with annual sales of $4.4 billion.

Forward-looking statements in this news release, if any, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by the forward-looking statements, including the impact of changing economic or business conditions, the impact of competition, the availability of favorable credit and trade terms, the impact of changes in the cost or availability of food and real estate, government regulation, construction costs, weather conditions and other factors discussed from time to time in reports filed by the company with the Securities and Exchange Commission.

                                     -END-